UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22106

Tortoise Power and Energy Infrastructure Fund, Inc.
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

Terry Matlack
Diane Bono
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2013

Item 1. Report to Stockholders.

TPZ LISTED NYSE

Tortoise Power and Energy Infrastructure Fund, Inc.

Yield

Growth

Quality

2013 Annual Report

November 30, 2013

...Steady Wins®

Company at a Glance

Tortoise Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ) invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. The Fund’s goal is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. The Fund seeks to invest in a portfolio of companies that provide stable and defensive characteristics throughout economic cycles.

Infrastructure Asset Class

Increasingly, institutions have allocated a portion of their investment portfolio to infrastructure due to its desirable investment characteristics, which include:

  Long-term stable asset class with low historical volatility

  Attractive risk-adjusted returns

  Investment diversification through low historical correlation with other asset classes

  A potential inflation hedge through equity investments

For Investors Seeking

  A fund which invests in the historically stable and defensive power and energy infrastructure sectors

  Monthly distributions

  Fund invested in fixed income securities with low volatility and more safety as well as MLPs for growth

  One Form 1099 per stockholder at the end of the year, thus avoiding multiple K-1s and multiple state filings related to individual MLP partnership investments

Power and Energy Infrastructure Operations

At the heart of the infrastructure asset class is power and energy infrastructure:

Power Infrastructure — The ownership and operation of asset systems that provide electric power generation (including renewable energy), transmission and distribution.

Energy Infrastructure — The ownership and operation of a network of pipeline assets to transport, store, gather, and/or process crude oil, refined petroleum products, natural gas or natural gas liquids (including renewable energy).

Distribution Policy — Tortoise Power and Energy Infrastructure Fund, Inc. (‘‘TPZ”), with approval of its Board of Directors (the “Board”), has adopted a distribution policy (the “Policy”) with the purpose of distributing over the course of each year, through periodic distributions as nearly equal as practicable and any required special distributions, an amount closely approximating the total taxable income of TPZ during such year and, if so determined by the Board, all or a portion of the return of capital paid by portfolio companies to TPZ during such year. In accordance with its Policy, TPZ distributes a fixed amount per common share, currently $0.125, each month to its common shareholders. This amount is subject to change from time to time in the discretion of the Board. Although the level of distributions is independent of TPZ’s performance, TPZ expects such distributions to correlate with its performance over time. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential increases or decreases in the final dividend periods for each year in light of TPZ’s performance for the entire calendar year and to enable TPZ to comply with the distribution requirements imposed by the Internal Revenue Code. The Board may amend, suspend or terminate the Policy without prior notice to shareholders if it deems such action to be in the best interests of TPZ and its shareholders. For example, the Board might take such action if the Policy had the effect of shrinking TPZ’s assets to a level that was determined to be detrimental to TPZ shareholders. The suspension or termination of the Policy could have the effect of creating a trading discount (if TPZ’s stock is trading at or above net asset value), widening an existing trading discount, or decreasing an existing premium.

You should not draw any conclusions about TPZ’s investment performance from the amount of the distribution or from the terms of TPZ’s distribution policy. TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ’s investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

December 31, 2013

Dear Fellow Stockholders,

The fiscal year ending Nov. 30, 2013 was a solid one for power and energy infrastructure companies, which continued to display healthy fundamentals and produce steady cash flows. The ongoing performance of these assets across market cycles and during periods of economic and political uncertainty reflects the benefit of the combination of current income and growth potential.

The fiscal year was a tale of two stories with respect to the dissimilar performance of equities relative to fixed income securities. Despite some periods of volatility, the equity market had a positive year, with the S&P 500 Index® registering a healthy 30.3 percent total return, bolstered by continued low interest rates and signs that the U.S. economy continues to strengthen, supported by improvements in U.S. unemployment, housing and manufacturing. Bond yields inched higher during the fiscal year, as reflected by the Barclays Aggregate Bond Index, which registered a 1.6 percent decline. In that same period, the 10-year Treasury yield increased by 113 basis points to 2.74 percent, a relatively significant shift that broadly impacted the fixed income market.

Power and Energy Infrastructure Sector Review and Outlook

The TPZ Benchmark Composite* posted a total return of 4.7 percent for the fiscal year ending Nov. 30, 2013. The benchmark composite is comprised of a blend of 70 percent fixed income and 30 percent equity securities issued by companies in the power and energy infrastructure sectors. While the equity component of the index performed well, the fixed income component was negative for the year in line with the broader fixed income market.

Upstream North American crude oil and natural gas producers are increasing production volumes, continuing America’s march towards greater energy independence. According to the Energy Information Administration, U.S. crude oil production is up an astonishing 50 percent since 2008, with oil production topping 8 million barrels per day by fiscal year end. Meanwhile, robust North American natural gas production has effectively eliminated U.S. dependency on foreign gas imports and driven the price of natural gas well below that of many other countries. We anticipate this abundant supply and lower cost will drive an increased use of natural gas by many customers, such as manufacturers and power generators. It also bodes well for the midstream segment of the energy sector, where significant infrastructure build-out is underway to support increasing volumes. For downstream power companies, we anticipate that rate based growth will benefit from environmental and smart-grid initiatives. In addition, ratemaking structures experienced a reduced regulatory lag during the year (which currently is at the lowest level in years) and regulated utilities generally maintained an attractive return on equity relative to their cost of capital.

Capital markets continued to underpin sector stability, with power and energy infrastructure companies raising more than $39 billion in equity and $89 billion in debt.

Fund Performance Review

The fund’s total assets increased from approximately $224.1 million on Nov. 30, 2012 to $233.8 million on Nov. 30, 2013, primarily from net realized and unrealized gains on investments. The fund’s market-based total return was 3.8 percent and its NAV-based total return was 11.4 percent for the fiscal year ending Nov. 30, 2013 (both reflecting reinvestment of distributions). The difference between the market value total return and the NAV total return reflected a widening in the discount of the fund’s stock price relative to its NAV over the year.

During the fiscal year ended Nov. 30, 2013, the fund’s asset performance was driven largely by its equity and high-yield fixed-income holdings in gathering and processing, natural gas and crude oil pipeline companies. These companies continued to benefit from steady fundamentals and the build-out of infrastructure to support growing production of crude oil, natural gas and natural gas liquids out of Eagle Ford, Permian, Bakken and Marcellus shales. The fund also benefitted from its equity holdings in refined products pipeline companies, which benefitted from an attractive tariff and increasing exports. However, investment-grade fixed-income holdings came under some pressure as interest rates rose over the course of the year, which ultimately restrained their performance.

The fund paid monthly distributions of $0.125 per common share ($1.50 annualized) throughout the fiscal year ending Nov. 30, 2013. These distributions represented an annualized distribution rate of 6.1 percent based on the fund’s fiscal year closing price of $24.74. For tax purposes, distributions to stockholders for 2013 were 64 percent long-term capital gains, 32 percent ordinary dividend income and 4 percent qualified dividend income. Please refer to the inside front cover of this report for important information about our distribution policy.

The fund ended the fiscal year with leverage (bank debt) at 16.0 percent of total assets. Additional information about the fund’s financial performance, distributions and leverage is available in the Key Financial Data and Management’s Discussion sections of this report.

In Remembrance

We are deeply saddened by the recent loss of our founding board member, Dr. John R. Graham, who died on Dec. 20, 2013 after a courageous battle with cancer. John leaves a lasting legacy of being a diligent board member who cared passionately about the investors he represented. During his decade of service, John played an integral role in creating a high standard of governance as the nominating and governance committee chair for the fund. As importantly, John was a respectful, humble person who enriched the lives of those who knew him. We are extremely grateful for his service. He will be missed.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise Power and Energy Infrastructure Fund, Inc.

P. Bradley Adams	H. Kevin Birzer	Zachary A. Hamel

Kenneth P. Malvey	Terry Matlack	David J. Schulte

*TPZ Benchmark Index includes the BofA Merrill Lynch US Energy Index (CIEN), the BofA Merrill Lynch US Electricity Index (CUEL) and the Tortoise MLP Total Return Index (TMLPT).

(Unaudited)

2013 Annual Report       1

Key Financial Data (Supplemental Unaudited Information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with our full financial statements.

	Year Ended November 30,		2012		2013
	2012	2013	Q4(1)	Q1(1)	Q2(1)	Q3(1)	Q4(1)
Total Income from Investments
Interest earned on corporate bonds	$8,304	$8,290	$2,080	$2,066	$2,048	$2,078	$2,098
Dividends and distributions received from equity securities	3,363	3,344	876	881	892	762	809
Dividends paid in stock	2,166	2,345	561	578	580	585	602
Total from investments	13,833	13,979	3,517	3,525	3,520	3,425	3,509
Operating Expenses Before Leverage Costs
Advisory fees, net of fees waived	1,837	1,953	470	471	499	496	487
Other operating expenses	505	500	117	128	120	121	131
	2,342	2,453	587	599	619	617	618
Distributable cash flow before leverage costs	11,491	11,526	2,930	2,926	2,901	2,808	2,891
Leverage costs(2)	1,177	793	268	227	189	189	188
Distributable Cash Flow(3)	$10,314	$10,733	$2,662	$2,699	$2,712	$2,619	$2,703
Net realized gain on investments	$5,235	$10,216	$1,494	$355	$870	$7,039	$1,952
As a percent of average total assets(4)
Total from investments	6.29%	6.05%	6.31%	6.30%	5.99%	5.86%	6.07%
Operating expenses before leverage costs	1.06%	1.06%	1.05%	1.07%	1.05%	1.06%	1.07%
Distributable cash flow before leverage costs	5.23%	4.99%	5.26%	5.23%	4.94%	4.80%	5.00%
As a percent of average net assets(4)
Total from investments	7.59%	7.22%	7.60%	7.58%	7.08%	6.95%	7.29%
Operating expenses before leverage costs	1.29%	1.27%	1.27%	1.29%	1.24%	1.25%	1.28%
Leverage costs	0.65%	0.41%	0.58%	0.49%	0.38%	0.38%	0.39%
Distributable cash flow	5.65%	5.54%	5.75%	5.80%	5.46%	5.32%	5.62%

Selected Financial Information
Distributions paid on common stock	$10,427	$10,427	$2,607	$2,607	$2,607	$2,606	$2,607
Distributions paid on common stock per share	1.500	1.500	0.375	0.375	0.375	0.375	0.375
Total assets, end of period	224,142	233,832	224,142	230,645	228,896	230,847	233,832
Average total assets during period(5)	220,027	231,213	224,258	226,807	233,060	231,916	231,996
Leverage(6)	36,400	37,400	36,400	36,700	31,500	37,200	37,400
Leverage as a percent of total assets	16.2%	16.0%	16.2%	15.9%	13.8%	16.1%	16.0%
Net unrealized appreciation, end of period	57,239	61,970	57,239	64,877	67,999	60,227	61,970
Net assets, end of period	186,034	195,484	186,034	192,583	195,336	193,130	195,484
Average net assets during period(7)	182,224	193,670	186,162	188,510	197,344	195,547	193,161
Net asset value per common share	26.76	28.12	26.76	27.70	28.10	27.78	28.12
Market value per common share	25.26	24.74	25.26	26.35	26.65	25.52	24.74
Shares outstanding (000’s)	6,951	6,951	6,951	6,951	6,951	6,951	6,951

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, interest rate swap expenses and other leverage expenses.
(3)	“Net investment income” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by the return of capital on MLP distributions, the value of paid-in-kind distributions, amortization of debt issuance costs and the change in methodology for calculating amortization of premiums or discounts; and decreased by realized and unrealized gains (losses) on interest rate swap settlements.
(4)	Annualized for periods less than one full year.
(5)	Computed by averaging month-end values within each period.
(6)	Leverage consists of long-term debt obligations and short-term borrowings.
(7)	Computed by averaging daily net assets within each period.

2       Tortoise Power and Energy Infrastructure Fund, Inc.

Management’s Discussion (Unaudited)

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview

Tortoise Power and Energy Infrastructure Fund, Inc.’s (“TPZ”) primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. We seek to provide our stockholders a vehicle to invest in a portfolio consisting primarily of securities issued by power and energy infrastructure companies. Power infrastructure operations use asset systems to provide electric power generation (including renewable energy), transmission and distribution. Energy infrastructure operations use a network of pipeline assets to transport, store, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids. We believe the power and energy infrastructure sectors provide stable and defensive characteristics throughout economic cycles. A majority of the investments are in fixed income securities with the remainder invested in equities which provide growth potential.

TPZ is a registered non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and expects to qualify each year as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Tortoise Capital Advisors, L.L.C. (the “Adviser”) serves as investment adviser.

Company Update

Market values of our debt and MLP investments increased during the 4th quarter, contributing to an overall increase of $3.0 million in total assets during the quarter. Total income received from our investments increased 2.5 percent while total operating and leverage expenses were up slightly as compared to 3rd quarter 2013. We maintained our monthly distribution of $0.125 per share. Additional information on the results of our operations is discussed in more detail below.

Critical Accounting Policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining Distributions to Stockholders

We pay monthly distributions based primarily upon our current and estimated future distributable cash flow (“DCF”). In addition, and to the extent that the sum of our net investment company taxable income and net realized gains from investments exceed our monthly distributions, we intend to make an additional distribution to common stockholders in the last quarter of the calendar year in order to avoid being subject to U.S. federal income taxes. Our Board of Directors reviews the distribution rate quarterly and may adjust the monthly distributions throughout the year. Our distribution policy is described on the inside front cover of this report.

Determining DCF

DCF is income from investments less expenses. Income from investments includes the accrued interest from corporate bonds, cash distributions and paid-in-kind distributions from MLPs and related companies and dividends earned from short-term investments. The total expenses include current or anticipated operating expenses and leverage costs.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) GAAP recognizes distribution income from MLPs and common stock on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts are not included as income for GAAP purposes; and (4) amortization of premium or discount for all securities is calculated using the yield to worst methodology for GAAP purposes while yield to call is used in calculating amortization for long-dated hybrid securities in the DCF calculation. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense and realized and unrealized gains (losses) on interest rate swap settlements as leverage costs. A reconciliation of Net Investment Income to DCF is included below.

Income from Investments

We seek to achieve our investment objectives by investing in income-producing fixed income and equity securities of companies that we believe offer attractive distribution rates. We evaluate each holding based upon its contribution to our investment income and its risk relative to other potential investments.

Total income from investments for the 4th quarter 2013 was approximately $3.5 million, an increase of 2.5 percent as compared to 3rd quarter 2013 and a decrease of 0.2 percent as compared to 4th quarter 2012. These changes reflect increases in per share distribution rates on our MLP investments, the impact of trading activity wherein certain investments with higher current yields and lower expected future growth were sold and replaced with investments that had lower current yields and higher expected future growth, as well as fixed income investments that have been refinanced in a lower interest rate environment.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee, and (2) leverage costs. On a percentage basis, operating expenses before leverage costs were an annualized 1.07 percent of average total assets for 4th quarter 2013 as compared to 1.06 percent for the 3rd quarter 2013 and 1.05 percent for the 4th quarter 2012. Advisory fees for 4th quarter 2013 decreased by approximately 1.8 percent as compared to 3rd quarter 2013 due to a slight decrease in average monthly managed assets during the quarter. While the contractual advisory fee is 0.95 percent of average monthly managed assets, the Adviser waived an amount equal to 0.10 percent of average monthly managed assets for calendar year 2012, and has agreed to waive 0.10 percent of average monthly managed assets for calendar year 2013 and 0.05 percent of average monthly managed assets for calendar year 2014. Other operating expenses increased as compared to 3rd quarter 2013, primarily due to higher professional fees.

2013 Annual Report       3

Management’s Discussion (Unaudited) (Continued)

Leverage costs consist of two major components: (1) the direct interest expense, which will vary from period to period as our margin borrowing facility has a variable interest rate, and (2) the realized and unrealized gain or loss on our interest rate swap settlements. Detailed information on our margin borrowing facility is included in the Liquidity and Capital Resources section below.

As indicated in Note 10 of our Notes to Financial Statements, at November 30, 2013, we had $26 million notional amount of interest rate swap contracts with Wells Fargo Bank in an attempt to reduce a portion of the interest rate risk arising from our leveraged capital structure. TPZ has agreed to pay Wells Fargo Bank a fixed rate while receiving a floating rate based upon the 3-month U.S. Dollar London Interbank Offered Rate (“LIBOR”). The spread between the fixed swap rate and LIBOR is reflected in our Statement of Operations as a realized or unrealized gain when LIBOR exceeds the fixed rate (Wells Fargo Bank pays TPZ the net difference) or a realized or unrealized loss when the fixed rate exceeds LIBOR (TPZ pays Wells Fargo Bank the net difference). The interest rate swap contracts have a weighted average fixed rate of 1.68 percent and weighted average remaining maturity of approximately 4.6 years. This swap arrangement effectively fixes the cost of approximately 70 percent of our outstanding leverage over the remaining swap period.

Total leverage costs for DCF purposes were approximately $188,000 for the 4th quarter 2013, a slight decrease as compared to 3rd quarter 2013.

Interest accrues on the margin facility at a rate equal to 3-month LIBOR plus 0.75 percent and unused balances are subject to a fee of 0.25 percent. The annual rate of leverage may vary in future periods as a result of changes in LIBOR, the utilization of our margin facility, and maturity of our interest rate swap contracts. Additional information on our leverage is disclosed below in Liquidity and Capital Resources and in our Notes to Financial Statements.

Distributable Cash Flow and Capital Gains

For 4th quarter 2013, our DCF was approximately $2.7 million, an increase of 1.5 percent as compared to 4th quarter 2012 and an increase of 3.2 percent as compared to 3rd quarter 2013. This difference is the net result of the change in distributions and expenses as outlined above. In addition, we had net realized gains of approximately $2.0 million from the sale of portfolio investments in the 4th quarter 2013. On August 8, 2013, we declared monthly distributions for the 2013 4th fiscal quarter of $0.125 per share. This is unchanged as compared to 3rd quarter 2013.

Net Investment Income on the Statement of Operations is adjusted as follows to reconcile to DCF for 2013 YTD and 4th quarter 2013 (in thousands):

	2013 YTD	4th Qtr 2013
Net Investment Income	$5,298	$1,411
Adjustments to reconcile to DCF:
Dividends paid in stock	2,345	602
Distributions characterized as return of capital	3,144	723
Amortization of debt issuance costs	73	—
Interest rate swap expenses	(368)	(94)
Change in amortization methodology	241	61
DCF	$10,733	$2,703

Liquidity and Capital Resources

We had total assets of $233.8 million at quarter-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and receivables and any expenses that may have been prepaid. During the 4th quarter 2013, total assets increased by $3.0 million. This change was primarily the result of a $3.3 million increase in the value of our investments as reflected by the change in net realized and unrealized gains on investments (excluding return of capital on distributions), net purchases (including impact of bond call activity) of $0.2 million and a reduction in interest and dividend receivable of approximately $0.5 million.

Total leverage outstanding at November 30, 2013 was $37.4 million, an increase of $0.2 million as compared to August 31, 2013. Total leverage represented 16.0 percent of total assets at November 30, 2013, a slight decrease from 16.1 percent of total assets at August 31, 2013 and from 16.2 percent of total assets at November 30, 2012. Our leverage as a percent of total assets remains below our long-term target level of 20 percent of total assets. This allows the opportunity to add leverage when compelling investment opportunities arise. Temporary increases to up to 25 percent of our total assets may be permitted, provided that such leverage is consistent with the limits set forth in the 1940 Act, and that such leverage is expected to be reduced over time in an orderly fashion to reach our long-term target. Our leverage ratio is impacted by increases or decreases in investment values, issuance of equity and/or the sale of securities where proceeds are used to reduce leverage.

We have used leverage to acquire investments consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Additional information on our leverage and asset coverage requirements is discussed in Note 11 in the Notes to Financial Statements. Our coverage ratio is updated each week on our Web site at www.tortoiseadvisors.com.

Taxation of our Distributions

We expect that distributions paid on common shares will generally consist of: (i) investment company taxable income (“ICTI”) which includes ordinary income net of deductions plus any short-term capital gains in excess of net long-term capital losses (under current law, distributions of ICTI may be designated as qualified dividend income (“QDI”) to the extent of any QDI received from our investment in common stocks); (ii) long-term capital gain (net gain from the sale of a capital asset held longer than 12 months over net short-term capital losses) and (iii) return of capital. The QDI and long-term capital gain tax rates are variable based on the taxpayer’s taxable income.

We have received exemptive relief from the SEC to distribute capital gains throughout the year and we may also distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and to avoid being subject to excise taxes. If, however, we elect to retain any capital gains, we will be subject to U.S. capital gains taxes. The payment of those taxes will flow-through to stockholders as a tax credit to apply against their U.S. income tax payable on the deemed distribution of the retained capital gain.

For tax purposes, distributions paid to common stockholders for the calendar year ended December 31, 2013 were approximately 4 percent QDI, 32 percent ordinary dividend income, and 64 percent long-term capital gain. This information is reported to stockholders on Form 1099-DIV and is available on our Web site at www.tortoiseadvisors.com.

4       Tortoise Power and Energy Infrastructure Fund, Inc.

Schedule of Investments November 30, 2013

	Principal
	Amount/Shares	Fair Value
Corporate Bonds — 68.9%(1)

Crude/Refined Products Pipelines — 5.4%(1)
Canada — 2.5%(1)
Gibson Energy Inc.,
6.750%, 07/15/2021(2)	$4,500,000	$4,770,000
United States — 2.9%(1)
SemGroup LP,
7.500%, 06/15/2021(2)	5,450,000	5,722,500
		10,492,500
Local Distribution Pipelines — 7.6%(1)
United States — 7.6%(1)
CenterPoint Energy, Inc.,
6.500%, 05/01/2018(3)	4,000,000	4,702,688
NiSource Finance Corp.,
6.400%, 03/15/2018(3)	3,500,000	4,072,750
Source Gas, LLC,
5.900%, 04/01/2017(2)(3)	5,770,000	6,162,118
		14,937,556
Natural Gas/Natural Gas Liquids Pipelines — 18.5%(1)
Canada — 3.2%(1)
TransCanada Pipelines Limited,
6.350%, 05/15/2067	6,000,000	6,231,840
United States — 15.3%(1)
El Paso Corp.,
6.500%, 09/15/2020(3)	6,000,000	6,479,100
EQT Corp.,
6.500%, 04/01/2018	2,000,000	2,289,942
EQT Corp.,
8.125%, 06/01/2019	2,000,000	2,459,928
Florida Gas Transmission Co., LLC,
5.450%, 07/15/2020(2)(3)	1,500,000	1,635,157
Midcontinent Express Pipeline LLC,
6.700%, 09/15/2019(2)	6,000,000	5,902,440
Ruby Pipeline, LLC,
6.000%, 04/01/2022(2)(3)	1,500,000	1,593,855
Southern Star Central Corp.,
6.750%, 03/01/2016	2,745,000	2,772,450
Southern Star Central Gas Pipeline, Inc.,
6.000%, 06/01/2016(2)(3)	2,000,000	2,160,908
Williams Companies, Inc.,
7.875%, 09/01/2021	4,000,000	4,732,852
		36,258,472
Natural Gas Gathering/Processing — 5.4%(1)
United States — 5.4%(1)
DCP Midstream LLC,
9.750%, 03/15/2019(2)(3)	5,000,000	6,345,620
Enogex LLC,
6.250%, 03/15/2020(2)(3)	4,000,000	4,290,580
		10,636,200
Oil and Gas Exploration and Production — 7.7%(1)
United States — 7.7%(1)
Carrizo Oil & Gas, Inc.,
7.500%, 09/15/2020	2,000,000	2,190,000
Chesapeake Energy Corp.,
7.250%, 12/15/2018(3)	3,500,000	4,025,000
Concho Resources, Inc.,
5.500%, 04/01/2023	2,000,000	2,030,000
Denbury Resources Inc.,
6.375%, 08/15/2021	1,000,000	1,067,500
EP Energy / EP Finance Inc.,
9.375%, 05/01/2020(3)	3,000,000	3,450,000
Plains Exploration & Production Co.,
6.500%, 11/15/2020	2,000,000	2,189,348
		14,951,848
Oilfield Services — 2.0%(1)
United States — 2.0%(1)
Pride International, Inc.,
8.500%, 06/15/2019	3,000,000	3,840,816
Power/Utility — 22.3%(1)
United States — 22.3%(1)
CMS Energy Corp.,
8.750%, 06/15/2019	5,185,000	6,667,194
Dominion Resources, Inc.,
8.375%, 06/15/2064(4)	183,000	4,812,900
Duquesne Light Holdings, Inc.,
6.400%, 09/15/2020(2)	3,000,000	3,425,424
Duquesne Light Holdings, Inc.,
5.900%, 12/01/2021(2)	2,000,000	2,222,928
FPL Group Capital, Inc.,
6.650%, 06/15/2067	1,029,000	1,054,725
Integrys Energy Group, Inc.,
6.110%, 12/01/2066(3)	3,750,000	3,782,813
IPALCO Enterprises, Inc.,
7.250%, 04/01/2016(2)	4,000,000	4,410,000
NRG Energy, Inc.,
8.500%, 06/15/2019	6,000,000	6,525,000
NV Energy, Inc.,
6.250%, 11/15/2020(3)	1,000,000	1,162,189
PPL Capital Funding, Inc.,
6.700%, 03/30/2067(3)	6,000,000	6,052,500
Wisconsin Energy Corp.,
6.250%, 05/15/2067	3,450,000	3,531,938
		43,647,611
Total Corporate Bonds (Cost $123,955,487)		134,765,003

See accompanying Notes to Financial Statements.

2013 Annual Report       5

Schedule of Investments (Continued) November 30, 2013

	Shares	Fair Value
Master Limited Partnerships and
Related Companies — 46.9%(1)

Crude/Refined Products Pipelines — 18.8%(1)
United States — 18.8%(1)
Buckeye Partners, L.P.(3)	54,000	$3,676,860
Enbridge Energy Management, L.L.C.(3)(5)	531,915	15,191,501
Genesis Energy, L.P.	11,800	612,184
Holly Energy Partners, L.P.(3)	56,100	1,764,345
Magellan Midstream Partners, L.P.(3)	53,400	3,318,276
NuStar Energy L.P.(3)	31,200	1,664,520
Oiltanking Partners, L.P.	9,400	562,966
Phillips 66 Partners LP	15,500	510,570
Plains All American Pipeline, L.P.(3)	61,200	3,156,084
Sunoco Logistics Partners L.P.(3)	79,443	5,622,976
Tesoro Logistics LP	13,400	686,750
		36,767,032
Natural Gas/Natural Gas Liquids Pipelines — 20.5%(1)
United States — 20.5%(1)
Energy Transfer Equity, L.P.(3)	27,809	2,079,279
Energy Transfer Partners, L.P.(3)	107,700	5,833,032
Enterprise Products Partners L.P.(3)	111,000	6,989,670
Kinder Morgan Management, LLC(3)(5)(6)	239,616	18,347,380
ONEOK Partners, L.P.(3)	82,400	4,413,344
Regency Energy Partners, L.P.(3)	71,800	1,750,484
Williams Partners, L.P.	14,100	724,599
		40,137,788
Natural Gas Gathering/Processing — 7.6%(1)
United States — 7.6%(1)
Access Midstream Partners, L.P.	10,700	601,019
Crestwood Midstream Partners LP(3)	42,210	955,634
Crosstex Energy, L.P.	22,400	596,736
DCP Midstream Partners, LP(3)	76,805	3,700,465
MarkWest Energy Partners, L.P.(3)	56,700	3,916,269
Targa Resources Partners L.P.(3)	98,000	5,002,900
		14,773,023
Total Master Limited Partnerships
and Related Companies (Cost $41,460,912)		91,677,843
Common Stock — 2.5%(1)
Power/Utility — 2.5%(1)
United States — 2.5%(1)
NRG Yield, Inc. (Cost $3,455,755)	132,000	4,771,800
Short-Term Investment — 0.1%(1)
United States Investment Company — 0.1%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.05%(7) (Cost $150,802)	150,802	150,802
Total Investments — 118.4%(1)
(Cost $169,022,956)		231,365,448
Interest Rate Swap Contracts — (0.2%)(1)
$26,000,000 notional — unrealized depreciation(8)		(372,665)
Other Assets and Liabilities — (18.2%)(1)		(35,508,859)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$195,483,924

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have been fair valued in accordance with procedures approved by the Board of Directors and have a total fair value of $48,641,530, which represents 24.9% of net assets. See Note 7 to the financial statements for further disclosure.
(3)	All or a portion of the security is segregated as collateral for the margin borrowing facility. See Note 11 to the financial statements for further disclosure.
(4)	Security has characteristics that are similar to corporate bonds although it trades in a manner similar to an equity investment. The security has a quoted price in an active market and is classified as a Level 1 investment within the fair value hierarchy.
(5)	Security distributions are paid-in-kind.
(6)	A portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts of $372,665.
(7)	Rate indicated is the current yield as of November 30, 2013.
(8)	See Note 10 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

6       Tortoise Power and Energy Infrastructure Fund, Inc.

Statement of Assets & Liabilities November 30, 2013

Assets
Investments at fair value (cost $169,022,956)	$231,365,448
Receivable for Adviser fee waiver	38,564
Interest and dividend receivable	2,299,873
Receivable for investments sold	81,600
Prepaid expenses and other assets	46,969
Total assets	233,832,454
Liabilities
Payable to Adviser	366,362
Payable for investments purchased	80,778
Accrued expenses and other liabilities	128,725
Unrealized depreciation of interest rate swap contracts	372,665
Short-term borrowings	37,400,000
Total liabilities	38,348,530
Net assets applicable to common stockholders	$195,483,924
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 6,951,333 shares issued
and outstanding (100,000,000 shares authorized)	$6,951
Additional paid-in capital	129,482,470
Undistributed net investment income	4,024,616
Net unrealized appreciation of investments and
interest rate swap contracts	61,969,887
Net assets applicable to common stockholders	$195,483,924
Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$28.12

Statement of Operations Year Ended November 30, 2013

Investment Income
Distributions from master limited partnerships	$3,313,348
Less return of capital on distributions	(3,143,856)
Net distributions from master limited partnerships	169,492
Interest from corporate bonds	8,048,880
Dividend income	30,360
Dividends from money market mutual funds	157
Total Investment Income	8,248,889
Operating Expenses
Advisory fees	2,182,318
Professional fees	147,775
Stockholder communication expenses	113,544
Administrator fees	92,795
Directors’ fees	48,309
Registration fees	24,367
Fund accounting fees	24,324
Stock transfer agent fees	13,113
Custodian fees and expenses	11,073
Other operating expenses	25,391
Total Operating Expenses	2,683,009
Leverage Expenses
Interest expense	397,518
Amortization of debt issuance costs	72,963
Other leverage expenses	27,284
Total Leverage Expenses	497,765
Total Expenses	3,180,774
Less fees waived by Adviser	(229,717)
Net Expenses	2,951,057
Net Investment Income	5,297,832
Realized and Unrealized Gain on
Investments and Interest Rate Swaps
Net realized gain on investments	10,215,641
Net realized loss on interest rate swap settlements	(366,603)
Net realized gain on investments and interest rate swaps	9,849,038
Net unrealized appreciation of investments	3,944,994
Net unrealized appreciation of interest rate swap contracts	785,559
Net unrealized appreciation of investments and
interest rate swap contracts	4,730,553
Net Realized and Unrealized Gain on Investments
and Interest Rate Swaps	14,579,591
Net Increase in Net Assets Applicable to
Common Stockholders Resulting from Operations	$19,877,423

See accompanying Notes to Financial Statements.

2013 Annual Report       7

Statement of Changes in Net Assets
Year Ended November 30

	2013	2012
Operations
Net investment income	$5,297,832	$5,033,090
Net realized gain on investments and interest rate swaps	9,849,038	4,817,729
Net unrealized appreciation of investments and interest rate swap contracts	4,730,553	10,280,797
Net increase in net assets applicable to common stockholders resulting from operations	19,877,423	20,131,616
Distributions to Common Stockholders
Net investment income	(3,457,532)	(6,109,131)
Net realized gain	(6,969,468)	(4,317,869)
Return of capital	—	—
Total distributions to common stockholders	(10,427,000)	(10,427,000)
Total increase in net assets applicable to common stockholders	9,450,423	9,704,616
Net Assets
Beginning of year	186,033,501	176,328,885
End of year	$195,483,924	$186,033,501
Undistributed (accumulated) net investment income (loss), end of year	$4,024,616	$(695,254)

See accompanying Notes to Financial Statements.

8       Tortoise Power and Energy Infrastructure Fund, Inc.

Statement of Cash Flows Year Ended November 30, 2013

Cash Flows From Operating Activities
Distributions received from master limited partnerships	$3,313,348
Interest and dividend income received	8,408,572
Purchases of long-term investments	(27,800,916)
Proceeds from sales of long-term investments	28,759,702
Purchases of short-term investments, net	(66,224)
Payments on interest rate swaps, net	(366,603)
Interest received on securities sold, net	87,971
Interest expense paid	(446,838)
Other leverage expenses paid	(2,667)
Operating expenses paid	(2,459,345)
Net cash provided by operating activities	9,427,000
Cash Flows From Financing Activities
Repayments on revolving line of credit	(16,400,000)
Advances from margin loan facility	66,000,000
Repayments on margin loan facility	(28,600,000)
Redemption of long-term debt obligations	(20,000,000)
Distributions paid to common stockholders	(10,427,000)
Net cash used in financing activities	(9,427,000)
Net change in cash	—
Cash — beginning of year	—
Cash — end of year	$—
Reconciliation of net increase in net assets applicable
to common stockholders resulting from operations
to net cash provided by operating activities
Net increase in net assets applicable to common
stockholders resulting from operations	$19,877,423
Adjustments to reconcile net increase in net assets
applicable to common stockholders resulting from
operations to net cash provided by operating activities:
Purchases of long-term investments	(27,881,694)
Proceeds from sales of long-term investments	28,841,302
Purchases of short-term investments, net	(66,224)
Return of capital on distributions received	3,143,856
Net unrealized appreciation of investments and
interest rate swap contracts	(4,730,553)
Net realized gain on investments	(10,215,641)
Amortization of market premium, net	488,040
Amortization of debt issuance costs	72,963
Changes in operating assets and liabilities:
Increase in interest and dividend receivable	(70,894)
Decrease in prepaid expenses and other assets	25,854
Increase in receivable for investments sold	(81,600)
Increase in payable for investments purchased	80,778
Increase in payable to Adviser, net of fees waived	11,576
Decrease in accrued expenses and other liabilities	(68,186)
Total adjustments	(10,450,423)
Net cash provided by operating activities	$9,427,000

See accompanying Notes to Financial Statements.

2013 Annual Report       9

Financial Highlights
					Period from
					July 31, 2009(1)
	Year Ended	Year Ended	Year Ended	Year Ended	through
	November 30, 2013	November 30, 2012	November 30, 2011	November 30, 2010	November 30, 2009
Per Common Share Data(2)
Net Asset Value, beginning of period	$26.76	$25.37	$24.47	$20.55	$—
Public offering price	—	—	—	—	20.00
Income from Investment Operations
Net investment income(3)	0.76	0.72	0.72	0.73	0.17
Net realized and unrealized gains on investments
and interest rate swap contracts(3)	2.10	2.17	1.68	4.69	1.70
Total income from investment operations	2.86	2.89	2.40	5.42	1.87
Distributions to Common Stockholders
Net investment income	(0.50)	(0.88)	(0.79)	(0.63)	(0.16)
Net realized gain	(1.00)	(0.62)	(0.57)	(0.77)	—
Return of capital	—	—	(0.14)	(0.10)	(0.22)
Total distributions to common stockholders	(1.50)	(1.50)	(1.50)	(1.50)	(0.38)
Underwriting discounts and offering costs on issuance
of common stock	—	—	—	—	(0.94)
Net Asset Value, end of period	$28.12	$26.76	$25.37	$24.47	$20.55
Per common share market value, end of period	$24.74	$25.26	$24.18	$23.06	$19.18
Total Investment Return Based on Market Value(4)	3.80%	10.83%	11.49%	28.83%	(2.17)%
Total Investment Return Based on Net Asset Value(5)	11.36%	11.90%	10.24%	27.60%	4.82%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$195,484	$186,034	$176,329	$169,874	$141,789
Average net assets (000’s)	$193,670	$182,224	$173,458	$156,685	$134,521
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.13%	1.13%	1.13%	1.15%	1.06%
Other operating expenses	0.26	0.27	0.28	0.30	0.47
Fee waiver	(0.12)	(0.12)	(0.18)	(0.18)	(0.17)
Subtotal	1.27	1.28	1.23	1.27	1.36
Leverage expenses	0.25	0.44	0.42	0.52	0.43
Current foreign tax expense(7)	—	—	0.00	0.00	—
Total expenses	1.52%	1.72%	1.65%	1.79%	1.79%
Ratio of net investment income to average net assets before fee waiver(6)	2.62%	2.64%	2.70%	3.05%	2.38%
Ratio of net investment income to average net assets after fee waiver(6)	2.74%	2.76%	2.88%	3.23%	2.55%
Portfolio turnover rate	12.21%	13.67%	8.78%	21.93%	2.97%
Short-term borrowings, end of period (000’s)	$37,400	$16,400	$13,000	$12,700	$11,300
Long-term debt obligations, end of period (000’s)	—	$20,000	$20,000	$20,000	$20,000
Per common share amount of long-term debt obligations outstanding,
end of period	—	$2.88	$2.88	$2.88	$2.90
Per common share amount of net assets, excluding long-term
debt obligations, end of period	$28.12	$29.64	$28.25	$27.35	$23.45
Asset coverage, per $1,000 of principal amount of long-term debt
obligations and short-term borrowings(8)	$6,227	$6,111	$6,343	$6,195	$5,530
Asset coverage ratio of long-term debt obligations
and short-term borrowings(8)	623%	611%	634%	619%	553%

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	The per common share data for the years ended November 30, 2012, 2011 and 2010 and the period from July 31, 2009 through November 30, 2009 do not reflect the change in estimate of investment income and return of capital, for the respective period. See Note 2C to the financial statements for further disclosure.
(4)	Not annualized for periods less than one full year. Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(5)	Not annualized for periods less than one full year. Total investment return is calculated assuming a purchase of common stock at the beginning of period (or initial public offering price) and a sale at net asset value on the last day of the period. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	The Company accrued $0, $0, $4,530, $1,660 and $0 for the years ended November 30, 2013, 2012, 2011 and 2010, and the period from July 31, 2009 through November 30, 2009, respectively, for current foreign tax expense. Ratio is less than 0.01% for the years ended November 30, 2011 and 2010.
(8)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations and short-term borrowings at the end of the period divided by long-term debt obligations and short-term borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements.

10       Tortoise Power and Energy Infrastructure Fund, Inc.

Notes to Financial Statements November 30, 2013

1. Organization

Tortoise Power and Energy Infrastructure Fund, Inc. (the “Company”) was organized as a Maryland corporation on July 5, 2007, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. The Company seeks to provide its stockholders with a vehicle to invest in a portfolio consisting primarily of securities issued by power and energy infrastructure companies. The Company commenced operations on July 31, 2009. The Company’s stock is listed on the New York Stock Exchange under the symbol “TPZ.”

2. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

The Company may invest up to 15 percent of its total assets in restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

The Company generally values debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

The Company generally values its interest rate swap contracts using industry-accepted models which discount the estimated future cash flows based on the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available.

C. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income and return of capital from the MLPs. The Company allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

During the year ended November 30, 2013, the Company reallocated the amount of 2012 investment income and return of capital it recognized based on the 2012 tax reporting information received from the individual MLPs. This reclassification amounted to a decrease in net investment income of approximately $40,000 or $0.006 per share, an increase in unrealized appreciation of investments of approximately $42,000 or $0.006 per share, and a decrease in realized gains of approximately $2,000 or $0.000 per share for the year ended November 30, 2013.

D. Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The Company intends to make monthly cash distributions of its investment company taxable income to common stockholders. In addition, on an annual basis, the Company may distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and thus avoid being subject to excise taxes. The amount of any distributions will be determined by the Board of Directors. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. Distributions paid to stockholders in excess of investment company taxable income and net realized gains will be treated as return of capital to stockholders.

E. Federal Income Taxation

The Company qualifies as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). As a result, the Company generally will not be subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders if it meets certain minimum distribution requirements. The Company is required to distribute substantially all of its income, in addition to other asset diversification requirements. The Company is subject to

2013 Annual Report       11

Notes to Financial Statements (Continued)

a 4 percent non-deductible U.S. federal excise tax on certain undistributed income unless the Company makes sufficient distributions to satisfy the excise tax avoidance requirement. The Company invests in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income.

The Company recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Company’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. The Company has reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. All tax years since inception remain open to examination by federal and state tax authorities.

F. Offering and Debt Issuance Costs

Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to long-term debt obligations are capitalized and amortized over the period the debt is outstanding.

G. Derivative Financial Instruments

The Company uses derivative financial instruments (principally interest rate swap contracts) to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. The fair value of derivative financial instruments in a loss position are offset against the fair value of derivative financial instruments in a gain position, with the net fair value appropriately reflected as an asset or liability within the accompanying Statement of Assets & Liabilities. Cash settlements under the terms of the interest rate swap agreements and termination of such agreements are recorded as realized gains or losses in the Statement of Operations.

H. Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I. Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued ASU 2011-11 “Balance Sheet (Topic 210) Disclosures about Offsetting Assets and Liabilities”. ASU 2011-11 requires new disclosures for recognized financial instruments and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45 or ASC 815-10-45 or are subject to an enforceable master netting arrangement or similar arrangement. ASU 2011-11 is effective for periods beginning on or after January 1, 2013 and must be applied retrospectively.

In January 2013, the Financial Accounting Standards Board issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”) which amended Accounting Standards Codification Subtopic 210-20, Balance Sheet Offsetting. ASU 2013-01 clarified the scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of U.S. GAAP or subject to an enforceable master netting arrangement or similar agreement. The guidance in ASU 2013-01 and ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. The additional disclosures required by these amendments are reflected within the financial statements.

3. Concentration Risk

Under normal circumstances, the Company intends to invest at least 80 percent of total assets (including assets obtained through potential leverage) in securities of companies that derive more than 50 percent of their revenue from power or energy operations and no more than 25 percent of the total assets in equity securities of MLPs as of the date of purchase. The Company will invest a minimum of 60 percent of total assets in fixed income securities, which may include up to 25 percent of its assets in non-investment grade rated fixed income securities. In determining application of these policies, the term “total assets” includes assets obtained through leverage. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.

4. Agreements

The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser a fee equal to an annual rate of 0.95 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock, if any) (“Managed Assets”), in exchange for the investment advisory services provided. The Adviser waived an amount equal to 0.10 percent of average monthly Managed Assets for the period from January 1, 2012 through December 31, 2012, and has contractually agreed

12      Tortoise Power and Energy Infrastructure Fund, Inc.

Notes to Financial Statements (Continued)

to a fee waiver of 0.10 percent of average monthly Managed Assets for the period from January 1, 2013 through December 31, 2013 and 0.05 percent of average monthly Managed Assets for the period from January 1, 2014 through December 31, 2014.

U.S. Bancorp Fund Services, LLC serves as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.03 percent on the next $1,000,000,000 of Managed Assets and 0.02 percent on the balance of the Company’s Managed Assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent and registrar and Computershare Inc. serves as the Company’s dividend paying agent and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the average daily market value of the Company’s portfolio assets, subject to a minimum annual fee of $4,800, plus portfolio transaction fees.

5. Income Taxes

It is the Company’s intention to continue to qualify as a regulated investment company under Subchapter M of the Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences related to character differences of realized gains on MLP and swap investments resulted in the reclassification of $2,879,570 to undistributed net investment income and $(2,879,570) to undistributed net realized gain.

The tax character of distributions paid to common stockholders for the years ending November 30, 2013 and November 30, 2012 was as follows:

	Year Ended	Year Ended
	November 30,	November 30,
	2013	2012
Ordinary income*	$3,747,499	$6,109,131
Long-term capital gain	6,679,501	4,317,869
Total distributions	$10,427,000	$10,427,000

*	For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

As of November 30, 2013, the components of accumulated earnings on a tax basis were as follows:

Unrealized appreciation	$66,013,445
Undistributed ordinary income	6,717
Other temporary differences	(25,659)
Accumulated earnings	$65,994,503

As of November 30, 2013, the aggregate cost of securities for federal income tax purposes was $162,073,151. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $69,753,689, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $461,392 and the net unrealized appreciation was $69,292,297.

6. Fair Value of Financial Instruments

Various inputs are used in determining the fair value of the Company’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets by level within the fair value hierarchy as of November 30, 2013. These assets are measured on a recurring basis.

	Fair Value at
Description	November 30, 2013	Level 1	Level 2	Level 3
Assets
Debt Securities:
Corporate Bonds(a)	$134,765,003	$4,812,900	$129,952,103	$—
Equity Securities:
Common Stock(a)	4,771,800	4,771,800	—	—
Master Limited
Partnerships and
Related Companies(a)	91,677,843	91,677,843	—	—
Other:
Short-Term Investment(b)	150,802	150,802	—	—
Total Assets	$231,365,448	$101,413,345	$129,952,103	$—
Liabilities
Interest Rate Swap Contracts	$372,665	$—	$372,665	$—

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at November 30, 2013.

The Company did not hold any Level 3 securities during the year ended November 30, 2013. The Company utilizes the beginning of reporting period method for determining transfers between levels. There were no transfers between levels for the year ended November 30, 2013.

Valuation Techniques

In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. This pricing methodology applies to the Company’s Level 1 investments.

2013 Annual Report       13

Notes to Financial Statements (Continued)

Some debt securities are fair valued using a market value obtained from an approved pricing service which utilizes a pricing matrix based upon yield data for securities with similar characteristics or from a direct written broker-dealer quotation from a dealer who has made a market in the security. This pricing methodology applies to the Company’s Level 2 assets.

Interest rate swap contracts are valued by using industry-accepted models which discount the estimated future cash flows based on a forward rate curve and the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available, which applies to the Company’s Level 2 liabilities.

7. Restricted Securities

Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors, as more fully described in Note 2. The table below shows the principal amount, acquisition date(s), acquisition cost, fair value and the percent of net assets which the securities comprise at November 30, 2013.

					Fair
					Value as
	Principal	Acquisition	Acquisition	Fair	Percent of
Investment Security	Amount	Date(s)	Cost	Value	Net Assets
DCP Midstream LLC,		08/07/09-
9.750%, 03/15/2019	$5,000,000	08/17/12	$6,052,370	$6,345,620	3.2%
Duquesne Light Holdings, Inc.,
6.400%, 09/15/2020	3,000,000	11/30/11	3,180,330	3,425,424	1.8
Duquesne Light Holdings, Inc.,		11/18/11-
5.900%, 12/01/2021	2,000,000	12/05/11	2,074,420	2,222,928	1.1
Enogex LLC,		02/26/10-
6.250%, 03/15/2020	4,000,000	04/22/10	4,118,593	4,290,580	2.2
Florida Gas Transmission Co., LLC,		07/08/10-
5.450%, 07/15/2020	1,500,000	01/04/11	1,551,220	1,635,157	0.8
Gibson Energy Inc.,		06/26/13-
6.750%, 07/15/2021	4,500,000	07/01/13	4,459,760	4,770,000	2.5
IPALCO Enterprises, Inc.,		11/03/09-
7.250%, 04/01/2016	4,000,000	01/04/11	4,165,000	4,410,000	2.3
Midcontinent Express Pipelines, LLC,		09/09/09-
6.700%, 09/15/2019	6,000,000	03/02/10	6,055,570	5,902,440	3.0
Ruby Pipeline, LLC,
6.000%, 04/01/2022	1,500,000	09/17/12	1,616,250	1,593,855	0.8
SemGroup LP,		06/10/13-
7.500%, 06/15/2021	5,450,000	09/16/13	5,574,563	5,722,500	2.9
Source Gas, LLC,
5.900%, 04/01/2017	5,770,000	04/21/10	5,544,521	6,162,118	3.2
Southern Star Central Gas Pipeline, Inc.,
6.000%, 06/01/2016	2,000,000	08/24/09	1,970,000	2,160,908	1.1
			$46,362,597	$48,641,530	24.9%

8. Investment Transactions

For the year ended November 30, 2013, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $27,881,694 and $28,841,302 (excluding short-term debt securities), respectively.

9. Long-Term Debt Obligations

The Company had $20,000,000 aggregate principal amount of Series A private senior notes (the “Notes”) outstanding at November 30, 2012. Holders of the Notes were entitled to receive quarterly cash interest payments at an annual rate that reset each quarter based on the 3-month LIBOR plus 1.87 percent. The Company redeemed the Notes on December 18, 2012. The weighted-average interest rate on the Notes for the period from December 1, 2012 through December 18, 2012 was 2.18 percent. The unamortized balance of allocated capital costs was expensed upon redemption and resulted in a total loss on early redemption of $71,204 which is included in amortization of debt issuance costs in the accompanying Statement of Operations.

10. Interest Rate Swap Contracts

The Company has entered into interest rate swap contracts in an attempt to protect itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of the Company. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early due to the net assets of the Company falling below $60,000,000 or the Company failing to maintain a required 300 percent asset coverage of the liquidation value of the outstanding debt, then the Company could be required to make a termination payment to the extent of the Company’s net liability position, in addition to redeeming all or some of the senior notes. The Company segregates a portion of its assets as collateral for the amount of any net liability of its interest rate swap contracts. Details of the interest rate swap contracts outstanding as of November 30, 2013, are as follows:

			Fixed Rate	Floating Rate	Unrealized
	Maturity	Notional	Paid by the	Received by	Appreciation
Counterparty	Date	Amount	Company	the Company	(Depreciation)
Wells Fargo Bank, N.A.	01/05/2016	$2,500,000	1.09%	3-month U.S. Dollar LIBOR	$(40,529)
Wells Fargo Bank, N.A.	01/05/2017	2,500,000	1.34%	3-month U.S. Dollar LIBOR	(56,473)
Wells Fargo Bank, N.A.	08/07/2017	6,000,000	1.89%	3-month U.S. Dollar LIBOR	(228,416)
Wells Fargo Bank, N.A.	08/06/2018	6,000,000	1.95%	3-month U.S. Dollar LIBOR	(187,859)
Wells Fargo Bank, N.A.	11/29/2019	6,000,000	1.33%	3-month U.S. Dollar LIBOR	172,130
Wells Fargo Bank, N.A.	08/06/2020	3,000,000	2.18%	3-month U.S. Dollar LIBOR	(31,518)
		$26,000,000			$(372,665)

14       Tortoise Power and Energy Infrastructure Fund, Inc.

Notes to Financial Statements (Continued)

The Company is exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contracts, if any, as no collateral is pledged by the counterparty. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would incur a loss in the amount of the receivable and would not receive amounts due from the counterparty to offset the interest payments on the Company’s leverage.

The unrealized appreciation of interest rate swap contracts in the amount of $785,559 for the year ended November 30, 2013 is included in the Statement of Operations. Cash settlement payments under the terms of the interest rate swap contracts in the amount of $366,603 are recorded as realized losses for the year ended November 30, 2013. The total notional amount of all open swap agreements at November 30, 2013 is indicative of the volume of this derivative type for the year ended November 30, 2013.

The following table presents a gross presentation, the effects of offsetting, and a net presentation of the Company’s interest rate swap contracts at November 30, 2013.

		Gross Amounts	Net Amounts of Assets	Gross Amounts Not Offset
	Gross	Offset in the	Presented in	in the Statement of Assets
	Amounts of	Statement	the Statement	& Liabilities
	Recognized	of Assets &	of Assets &	Financial	Cash Collateral	Net
Description	Assets	Liabilities	Liabilities	Instruments	Received	Amount
Interest Rate Swap
Contracts	$172,130	$(172,130)	$—	$—	$—	$—

		Gross Amounts	Net Amounts of Liabilities	Gross Amounts Not Offset
	Gross	Offset in the	Presented in	in the Statement of Assets
	Amounts of	Statement	the Statement	& Liabilities
	Recognized	of Assets &	of Assets &	Financial	Cash Collateral	Net
Description	Liabilities	Liabilities	Liabilities	Instruments	Received	Amount
Interest Rate Swap
Contracts	$544,795	$(172,130)	$372,665	$—	$—	$372,665

11. Credit Facility

As of November 30, 2013, the Company has a 270-day rolling evergreen margin loan facility with Bank of America, N.A. The Company entered into the margin loan agreement on December 6, 2012. The terms of the agreement provide for a $40,000,000 facility that is secured by certain of the Company’s assets. Outstanding balances generally will accrue interest at a variable rate equal to three-month LIBOR plus 0.75 percent and unused portions of the facility will accrue a fee equal to an annual rate of 0.25 percent.

The average principal balance and interest rate for the period during which the margin loan facility was utilized during the year ended November 30, 2013 was approximately $36,100,000 and 1.02 percent, respectively. At November 30, 2013, the principal balance outstanding was $37,400,000 at an interest rate of 0.99 percent.

Under the terms of the margin loan facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At November 30, 2013, the Company was in compliance with the terms of the margin loan facility.

The Company utilized the margin loan facility to redeem the outstanding balance and terminate the unsecured credit facility with U.S. Bank, N.A. on December 18, 2012. Outstanding balances on the credit facility accrued interest at a variable annual rate equal to one-month LIBOR plus 1.25 percent and unused portions of the credit facility accrued a non-usage fee equal to an annual rate of 0.20 percent. The average principal balance and interest rate for the period during which the credit facility was utilized during the period from December 1, 2012 through December 18, 2012 was approximately $16,000,000 and 1.46 percent, respectively.

12. Common Stock

The Company has 100,000,000 shares of capital stock authorized and 6,951,333 shares outstanding at November 30, 2013 and November 30, 2012.

13. Subsequent Events

On December 31, 2013, the Company paid a distribution in the amount of $0.125 per common share, for a total of $868,917. Of this total, the dividend reinvestment amounted to $46,595.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

2013 Annual Report 15

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
Tortoise Power and Energy Infrastructure Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Tortoise Power and Energy Infrastructure Fund, Inc. (the Company), including the schedule of investments, as of November 30, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tortoise Power and Energy Infrastructure Fund, Inc. at November 30, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Kansas City, Missouri
January 21, 2014

16       Tortoise Power and Energy Infrastructure Fund, Inc.

Company Officers and Directors (Unaudited) November 30, 2013

	Position(s) Held with		Number of	Other Public
	Company, Term of		Portfolios in Fund	Company
	Office and Length of		Complex Overseen	Directorships
Name and Age*	Time Served	Principal Occupation During Past Five Years	by Director(1)	Held
Independent Directors**
Conrad S. Ciccotello (Born 1960)	Director since inception	Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University (faculty member since 1999); Director of Personal Financial Planning Program; Investment Consultant to the University System of Georgia for its defined contribution retirement plan; Formerly Faculty Member, Pennsylvania State University (1997-1999); Published a number of academic and professional journal articles on investment company performance and structure, with a focus on MLPs.	7	CorEnergy Infrastructure Trust, Inc. (formerly Tortoise Capital Resources Corporation)

John R. Graham (Born 1945)	Director since inception

Executive-in-Residence and Professor of Finance (Part-time), College of Business Administration, Kansas State University (has served as a professor or adjunct professor since 1970); Chairman of the Board, President and CEO, Graham Capital Management, Inc. (primarily a real estate development, investment and venture capital company) and Owner of Graham Ventures (a business services and venture capital firm); Part-time Vice President Investments, FB Capital Management, Inc. (a registered investment adviser), since 2007. Formerly, CEO, Kansas Farm Bureau Financial Services, including seven affiliated insurance or financial service companies (1979-2000).

			7	CorEnergy Infrastructure Trust, Inc. (formerly Tortoise Capital Resources Corporation)

Charles E. Heath (Born 1942)	Director since inception	Retired in 1999. Formerly, Chief Investment Officer, GE Capital’s Employers Reinsurance Corporation (1989-1999); Chartered Financial Analyst (“CFA”) designation since 1974.	7	CorEnergy Infrastructure Trust, Inc. (formerly Tortoise Capital Resources Corporation)

(1)	This number includes Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Energy Capital Corporation (“TYY”), Tortoise North American Energy Corporation (“TYN”), Tortoise MLP Fund, Inc. (“NTG”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”), Tortoise Energy Independence Fund, Inc. (“NDP”) and the Company. Our Adviser also serves as the investment adviser to TYG, TYY, TYN, NTG, TTP and NDP.
*	The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.
**	Subsequent to fiscal year-end, Mr. Graham passed away. Effective January 1, 2014, Mr. Rand C. Berney joined the Company’s Board of Directors as an independent director. Mr. Berney also joined the Board of Directors of each of TYG, TYY, TYN, NTG, TTP and NDP. Mr. Berney was born in 1955. Mr. Berney is Executive-in-Residence and Professor for Professional Financial Planning course and Professional Ethics course, College of Business Administration, Kansas State University since 2012. He was formerly Senior Vice President of Corporate Shared Services of ConocoPhillips from April 2009 to 2012, Vice President and Controller of ConocoPhillips from 2002 to April 2009, and Vice President and Controller of Phillips Petroleum Company from 1997 to 2002. Mr. Berney is a member of the Oklahoma Society of CPAs, the Financial Executive Institute, American Institute of Certified Public Accountants, the Institute of Internal Auditors and the Institute of Management Accountants.

2013 Annual Report       17

Company Officers and Directors (Unaudited) (Continued) November 30, 2013

	Position(s) Held with		Number of	Other Public
	Company, Term of		Portfolios in Fund	Company
	Office and Length of		Complex Overseen	Directorships
Name and Age*	Time Served	Principal Occupation During Past Five Years	by Director(1)	Held
Interested Directors and Officers (2)
H. Kevin Birzer (Born 1959)	Director and Chairman of the Board since inception	Managing Director of the Adviser since 2002; Member, Fountain Capital Management, LLC (“Fountain Capital”), a registered investment adviser (1990-May 2009); Director and Chairman of the Board of each of TYY, TYG, TYN, NTG, TTP and NDP since its inception; Director and Chairman of the Board of Tortoise Capital Resources Corporation (“TTO”) from its inception through November 30, 2011. CFA designation since 1988.	7	None

Terry Matlack (Born 1956)	Chief Executive Officer since May 2011; Director since November 12, 2012	Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Director of each of the Company, TYG, TYY, TYN, and TTO from its inception to September 15, 2009; Director of each of TYG, TYY, TYN, NTG, TTP and NDP since November 12, 2012; Chief Executive Officer of NTG since 2010, of each of TYG, TYY and TYN since May 2011, and of each of TTP and NDP since its inception; Chief Financial Officer of each of the Company, TYG, TYY and TYN from its inception to May 2011 and of TTO from its inception to June 2012. CFA designation since 1985.	7	None

P. Bradley Adams (Born 1960)	Chief Financial Officer since May 2011

Managing Director of the Adviser since January 2013; Director of Financial Operations of the Adviser from 2005 to January 2013; Chief Financial Officer of NTG since 2010, of each of TYG, TYY and TYN since May 2011, and of each of TTP and NDP since its inception; Assistant Treasurer of each of TYG, TYY and TYN from April 2008 to May 2011, of the Company from inception to May 2011, and of TTO from its inception to June 2012.

			N/A	None

Zachary A. Hamel (Born 1965)	President since May 2011

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Joined Fountain Capital in 1997 and was a Partner there from 2001 through September 2012; President of NTG since 2010, of each of TYG and TYY since May 2011, and of each of TTP and NDP since its inception; Senior Vice President of TYY from 2005 to May 2011, of TYG from 2007 to May 2011, of TYN since 2007, of the Company from inception to May 2011, and of TTO from 2005 through November 2011. CFA designation since 1998.

			N/A	None

Kenneth P. Malvey (Born 1965)	Senior Vice President and Treasurer since inception

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Joined Fountain Capital in 2002 and was a Partner there from 2004 through September 2012; Treasurer of each of TYG, TYY and TYN since 2005, of each of NTG, TTP and NDP since its inception, and of TTO from 2005 through November 2011; Senior Vice President of TYY since 2005, of each of TYG and TYN since 2007, of each of NTG, TTP and NDP since its inception, and of TTO from 2005 through November 2011. CFA designation since 1996.

			N/A	None

David J. Schulte (Born 1961)	Senior Vice President since May 2011

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Managing Director of Corridor InfraTrust Management, LLC, an affiliate of the Adviser; President and Chief Executive Officer of each of TYG, TYY and the Company from its inception to May 2011; Chief Executive Officer of TYN from 2005 to May 2011 and President of TYN from 2005 to September 2008; Chief Executive Officer of TTO (now CORR) since 2005 and President from 2005 to April 2007 and since June 2012; Senior Vice President of NTG since 2010, of each of TYG, TYY and TYN since May 2011, and of each of TTP and NDP since its inception. CFA designation since 1992.

			N/A	CorEnergy Infrastructure Trust, Inc. (“CORR”) (formerly Tortoise Capital Resources Corporation)

(1)	This number includes TYG, TYY, TYN, NTG, TTP, NDP and the Company. Our Adviser also serves as the investment adviser to TYG, TYY, TYN, NTG, TTP and NDP.
(2)	As a result of their respective positions held with our Adviser or its affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act.
*	The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

18       Tortoise Power and Energy Infrastructure Fund, Inc.

Additional Information (Unaudited)

Notice to Stockholders

For stockholders that do not have a November 30, 2013 tax year end, this notice is for information purposes only. For stockholders with a November 30, 2013 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended November 30, 2013, the Company is designating the following items with regard to distributions paid during the year.

Common Distributions

Qualifying For
Long-Term	Ordinary			Corporate
Capital Gain	Income	Total	Qualifying	Dividends Rec.
Distributions(1)	Distributions	Distributions	Dividends(2)	Deduction(3)
64.06%	35.94%	100.00%	11.03%	11.03%

(1)	The Company designates long-term capital gain distributions per IRC Code Sec. 852(b)(3)(C). The long-term capital gain tax rate is variable based on the taxpayer’s taxable income.
(2)	Represents the portion of Ordinary Income Distributions taxable at the capital gain tax rates if the stockholder meets holding period requirements.
(3)	Represents the portion of Ordinary Income Distributions which qualify for the “Corporate Dividends Received Deduction”.

Director and Officer Compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the year ended November 30, 2013, the aggregate compensation paid by the Company to the independent directors was $47,500. The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2013 are available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company’s Chief Executive Officer has submitted to the New York Stock Exchange the annual certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Automatic Dividend Reinvestment Plan

If a stockholder’s shares are registered directly with the Company or with a brokerage firm that participates in the Company’s Automatic Dividend Reinvestment Plan (the “Plan”), all distributions are automatically reinvested for stockholders by the Agent in additional shares of common stock of the Company (unless a stockholder is ineligible or elects otherwise). Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Computershare, as dividend paying agent. Distributions subject to tax (if any) are taxable whether or not shares are reinvested.

If, on the distribution payment date, the net asset value per share of the common stock is equal to or less than the market price per share of common stock plus estimated brokerage commissions, the Company will issue additional shares of common stock to participants. The number of shares will be determined by dividing the dollar amount of the distribution to the participant by the greater of the net asset value per share or 95 percent of the market price on the payment date of the distribution. Otherwise, shares generally will be purchased on the open market by the Agent as soon as possible following the distribution payment date, but in no event later than 30 days after such date except as necessary to comply with applicable law. The plan previously provided that the Company would use primarily newly-issued common shares to implement the Plan, whether its shares were trading at a premium or at a discount to net asset value and that the number of shares to be issued to a stockholder would be determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of the Company’s common stock at the close of regular trading on the New York Stock Exchange on the distribution payment date. There are no brokerage charges with

2013 Annual Report       19

Additional Information (Unaudited) (Continued)

respect to shares issued directly by the Company as a result of distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open-market purchases in connection with the reinvestment of distributions. If a participant elects to have the Agent sell part or all of his or her common stock and remit the proceeds, such participant will be charged a transaction fee of $15.00 plus a $0.05 per share brokerage commission on the shares sold.

Stockholders may elect not to participate in the Plan by sending written, telephone or Internet instructions to Computershare, as dividend paying agent, at the address, telephone number or website address set forth below. Participation is completely voluntary and may be terminated or resumed at any time without penalty. A termination will be effective with respect to a particular distribution if notice is received prior to the record date for such distribution. If a participant has terminated participation in the Plan but continues to have Company common shares registered in his or her name, the participant may re-enroll in the Plan by giving notice in writing to the Agent.

Additional information about the Plan may be obtained by writing to Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170. You may also contact Computershare by phone at (800) 426-5523 or visit their Web site at www.computershare.com.

Approval of the Investment Advisory Agreement

In approving the renewal of the Investment Advisory Agreement in November 2013, the directors who are not “interested persons” (as defined in the Investment Company Act of 1940) of the Company (“Independent Directors”) requested and received extensive data and information from the Adviser concerning the Company and the services provided to it by the Adviser under the Investment Advisory Agreement. In addition, the Independent Directors requested and received data and information from the Adviser, which also included information from independent, third-party sources, regarding the factors considered in their evaluation.

Factors Considered

The Independent Directors considered and evaluated all the information provided by the Adviser. The Independent Directors did not identify any single factor as being all-important or controlling, and each Independent Director may have attributed different levels of importance to different factors. In deciding to renew the agreement, the Independent Directors’ decision was based on the following factors.

Nature, Extent and Quality of Services Provided. The Independent Directors considered information regarding the history, qualification and background of the Adviser and the individuals responsible for the Adviser’s investment program, the adequacy of the number of the Adviser personnel and other Adviser resources and plans for growth, use of affiliates of the Adviser, and the particular expertise with respect to power and energy infrastructure companies, energy markets and financing (including private financing). The Independent Directors concluded that the nature of the Company and the specialized expertise of the Adviser in the energy market made it qualified to serve as the adviser. Further, the Independent Directors recognized that the Adviser’s commitment to a long-term investment horizon correlated well to the investment strategy of the Company.

Investment Performance of the Company and the Adviser, Costs of the Services To Be Provided and Profits To Be Realized by the Adviser and its Affiliates from the Relationship, and Fee Comparisons. The Independent Directors reviewed and evaluated information regarding the Company’s performance (including quarterly, last twelve months, and from inception) and the performance of the other Adviser accounts (including other investment companies), and information regarding the nature of the markets during the performance period, with a particular focus on the MLP sector. The Independent Directors also considered the Company’s performance as compared to comparable closed-end funds for the relevant periods.

The Adviser provided detailed information concerning its cost of providing services to the Company, its profitability in managing the Company, its overall profitability, and its financial condition. The Independent Directors reviewed with the Adviser the methodology used to prepare this financial information. This financial information regarding the Adviser is considered in order to evaluate the Adviser’s financial condition, its ability to continue to provide services under the Investment Advisory Agreement, and the reasonableness of the current management fee, and was, to the extent possible, evaluated in comparison to other investment advisers to closed-end funds with similar investment objectives and strategies.

The Independent Directors considered and evaluated information regarding fees charged to, and services provided to, other investment companies advised by the Adviser (including the impact of any fee waiver or reimbursement arrangements and any expense reimbursement arrangements), fees charged to separate institutional accounts by the Adviser, and comparisons of fees of closed-end funds with similar investment objectives and strategies to the Company. The Independent Directors concluded that the fees and expenses that the Company is paying under the Investment Advisory Agreement, as well as the operating expense ratios of the Company, are reasonable given the quality of services provided under the Investment Advisory Agreement and that such fees and expenses are reasonable compared to the fees charged by advisers to comparable funds. The Independent Directors also considered the Adviser’s contractual agreement to waive fees in the amount of 0.10 percent of its 0.95 percent investment advisory fee for the period from January 1, 2013 through December 31, 2013, as well as the Adviser’s agreement to waive 0.05 percent of its 0.95 percent investment advisory fee for the period from January 1, 2014 through December 31, 2014.

Economies of Scale. The Independent Directors considered information from the Adviser concerning whether economies of scale would be realized as the Company grows, and whether fee levels reflect any economies of scale for the benefit of the Company’s stockholders. The Independent Directors concluded that economies of scale are difficult to measure and predict overall. Accordingly, the Independent Directors reviewed other information, such as year-over-year profitability of the Adviser generally, the profitability of its management of the Company specifically, and the fees of competitive funds not managed by the Adviser over a range of asset sizes. The Independent Directors concluded the Adviser is appropriately sharing any economies of scale through its reasonable fee structure and through reinvestment in its business resources to provide stockholders additional content and services.

Collateral Benefits Derived by the Adviser. The Independent Directors reviewed information from the Adviser concerning collateral benefits it receives as a result of its relationship with the Company. They concluded that the Adviser generally does not use the Company’s or stockholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them.

The Independent Directors did not, with respect to their deliberations concerning their approval of the continuation of the Investment Advisory Agreement, consider the benefits the Adviser may derive from relationships the Adviser may have with brokers through soft dollar arrangements because the Adviser does not employ any such arrangements in rendering its advisory services to the Company. Although the Adviser may receive research from brokers with whom it places trades on behalf of clients, the Adviser does not have soft dollar arrangements or understandings with such brokers regarding receipt of research in return for commissions.

Conclusions of the Directors

As a result of this process, the Independent Directors, assisted by the advice of legal counsel that is independent of the Adviser, and taking into account all of the factors discussed above and the information provided by the Adviser, unanimously concluded that the Investment Advisory Agreement between the Company and the Adviser is fair and reasonable in light of the services provided and should be renewed.

20       Tortoise Power and Energy Infrastructure Fund, Inc.

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Managing Directors of
Tortoise Capital Advisors, L.L.C.
P. Bradley Adams
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors of Tortoise Power
and Energy Infrastructure Fund, Inc.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Rand C. Berney
Independent (effective 1/1/14)

Conrad S. Ciccotello
Independent

Charles E. Heath
Independent

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

TRANSFER, DIVIDEND DISBURSING
AND DIVIDEND REINVESTMENT PLAN AGENT
Computershare Trust Company, N.A. / Computershare Inc.
P.O. Box 30170
College Station, Tex. 77842-3170
(800) 426-5523
www.computershare.com

LEGAL COUNSEL
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com

STOCK SYMBOL
Listed NYSE Symbol: TPZ

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Closed-end Funds

Pureplay MLP Funds				Broader Funds
Name	Ticker	Focus	Total Assets(1) ($ in millions)	Name	Ticker	Focus	Total Assets(1) ($ in millions)
Tortoise Energy Infrastructure Corp.		Midstream Equity	$2,257	Tortoise Pipeline & Energy Fund, Inc.		Pipeline Equity	$409

Tortoise Energy Capital Corp.		Midstream Equity	$1,164	Tortoise Energy Independence Fund, Inc.		North American Upstream Equity	$454

Tortoise MLP Fund, Inc.		Natural Gas Infrastructure Equity	$1,982	Tortoise Power and Energy Infrastructure Fund, Inc.		Power & Energy Infrastructure Debt & Dividend Paying Equity	$235

Tortoise North American Energy Corp.		Midstream/Upstream Equity	$285

(1) As of 12/31/13

TPZ
LISTED
NYSE

Tortoise Power and Energy Infrastructure Fund, Inc.

...Steady Wins®

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s Chief Executive Officer and its Chief Financial Officer. The Registrant has not made any amendments to this code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that there is at least one “audit committee financial expert” serving on its audit committee. Mr. Conrad Ciccotello is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. In addition to his experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, Mr. Ciccotello has a Ph.D. in Finance.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services and tax services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the approximate amounts of aggregate fees billed to the Registrant for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2013	FYE 11/30/2012
Audit Fees	$108,000	$105,000
Audit-Related Fees	—	—
Tax Fees	$31,000	$19,000
All Other Fees	—	—
Aggregate Non-Audit Fees	$31,000	$19,000

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve (i) the selection of the Registrant’s independent registered public accounting firm, (ii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Registrant, (iii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, and (iv) the fees and other compensation to be paid to the independent registered public accounting firm. The Chairman of the audit committee may grant the pre-approval of any engagement of the independent registered public accounting firm for non-audit services of less than $10,000, and such delegated pre-approvals will be presented to the full audit committee at its next meeting. Under certain limited circumstances, pre-approvals are not required under securities law regulations for certain non-audit services below certain de minimus thresholds. Since the adoption of these policies and procedures, the audit committee has pre-approved all audit and non-audit services provided to the Registrant by the principal accountant. None of these services provided by the principal accountant were approved by the audit committee pursuant to the de minimus exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X. All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

In the Registrant’s fiscal years ended November 30, 2013 and 2012, the Adviser paid approximately $70,500 and $15,000 in fees, respectively, for tax and other non-audit services provided to the Adviser. These non-audit services were not required to be preapproved by the Registrant’s audit committee. No entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, has paid to, or been billed for fees by, the principal accountant for non-audit services rendered to the Adviser or such entity during the Registrant’s last two fiscal years. The audit committee has considered whether the principal accountant’s provision of services (other than audit services) to the Registrant, the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides services to the Registrant is compatible with maintaining the principal accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, and at November 30, 2013 was comprised of Mr. Conrad S. Ciccotello, Mr. John R. Graham and Mr. Charles E. Heath. Mr. Graham died in December 2013, and effective January 1, 2014, Mr. Rand C. Berney joined the Registrant's Board of Directors and became a member of the audit committee. As of the date of filing of this report, the Registrant's audit committee consists of Mr. Ciccotello, Mr. Heath and Mr. Berney.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Copies of the proxy voting policies and procedures of the Registrant and the Adviser are attached hereto as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV, respectively.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Unless otherwise indicated, information is presented as of November 30, 2013.

Portfolio Managers

As of the date of this filing, management of the Registrant’s portfolio is the responsibility of a team of portfolio managers consisting of H. Kevin Birzer, Terry Matlack, David J. Schulte, Zachary A. Hamel and Kenneth P. Malvey, all of whom are Managers of the Adviser, comprise the investment committee of the Adviser and share responsibility for such investment management. All decisions to invest in a portfolio company must be approved by the unanimous decision of the Adviser’s investment committee and any one member of the Adviser’s investment committee can require the Adviser to sell a portfolio company or can veto the investment committee’s decision to invest in a portfolio company. Biographical information about each member of the Adviser’s investment committee as of the date of this filing is set forth below.

Position(s) Held with
Company and Length
Name and Age*	of Time Served	Principal Occupation During Past Five Years
H. Kevin Birzer (Born 1959)	Director and Chairman of the Board since inception

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Member, Fountain Capital Management, LLC (“Fountain Capital”), a registered investment adviser, (1990-May 2009); Director and Chairman of the Board of each of Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Energy Capital Corporation (“TYY”), Tortoise North American Energy Corporation (“TYN”), Tortoise MLP Fund, Inc. (“NTG”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”) and Tortoise Energy Independence Fund, Inc. (“NDP”) since its inception; Director and Chairman of the Board of Tortoise Capital Resources Corporation (“TTO”) from its inception through November 30, 2011. CFA designation since 1988.

Terry Matlack (Born 1956)	Chief Executive Officer since May 2011; Director since November 12, 2012

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Director of each of the Company, TYG, TYY, TYN, and TTO from its inception to September 15, 2009; Director of each of TYG, TYY, TYN, NTG, TTP and NDP since November 12, 2012; Chief Executive Officer of NTG since 2010, of each of TYG, TYY and TYN since May 2011, and of each of TTP and NDP since its inception; Chief Financial Officer of each of the Company, TYG, TYY and TYN from its inception to May 2011 and of TTO from its inception to June 2012. CFA designation since 1985.

Zachary A. Hamel (Born 1965)	President since May 2011

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Joined Fountain Capital in 1997 and was a Partner there from 2001 through September 2012; President of NTG since 2010, of each of TYG and TYY since May 2011, and of each of TTP and NDP since its inception; Senior Vice President of TYY from 2005 to May 2011, of TYG from 2007 to May 2011 of TYN since 2007, of the Company from inception to May 2011, and of TTO from 2005 through November 2011. CFA designation since 1998.

Kenneth P. Malvey (Born 1965)	Senior Vice President and Treasurer since inception

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Joined Fountain Capital in 2002 and was a Partner there from 2004 through September 2012; Treasurer of each of TYG, TYY and TYN since 2005, of each of NTG, TTP and NDP since its inception, and of TTO from 2005 through November 2011; Senior Vice President of TYY since 2005, of each of TYG and TYN since 2007, of each of NTG, TTP and NDP since its inception, and of TTO from 2005 through November 2011. CFA designation since 1996.

David J. Schulte (Born 1961)	Senior Vice President since May 2011

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Managing Director of Corridor InfraTrust Management, LLC, an affiliate of the Adviser; President and Chief Executive Officer of each of TYG, TYY and the Company from its inception to May 2011; Chief Executive Officer of TYN from 2005 to May 2011 and President of TYN from 2005 to September 2008; Chief Executive Officer of TTO (now CorEnergy Infrastructure Trust, Inc. (“CORR”)) since 2005 and President of TTO from 2005 to April 2007 and since June 2012; Senior Vice President of NTG since 2010, of each of TYG, TYY and TYN since May 2011, and of each of TTP and NDP since its inception. CFA designation since 1992.

*The address of each member of the investment committee is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

The Adviser also serves as the investment adviser to TYG, TYY, TYN, NTG, TTP and NDP.

The following table provides information about the other accounts managed on a day-to-day basis by each of the portfolio managers as of November 30, 2013:

			Number of
			Accounts	Total Assets of
			Paying a	Accounts Paying
	Number of	Total Assets of	Performance	a Performance
Name of Manager	Accounts	Accounts	Fee	Fee
H. Kevin Birzer
Registered investment companies	11	$8,199,584,250	0	—
Other pooled investment vehicles	11	$104,084,561	1	$14,923,585
Other accounts	831	$5,155,526,368	0	—
Zachary A. Hamel
Registered investment companies	11	$8,199,584,250	0	—
Other pooled investment vehicles	11	$104,084,561	1	$14,923,585
Other accounts	831	$5,155,526,368	0	—
Kenneth P. Malvey
Registered investment companies	11	$8,199,584,250	0	—
Other pooled investment vehicles	11	$104,084,561	1	$14,923,585
Other accounts	831	$5,155,526,368	0	—
Terry Matlack
Registered investment companies	11	$8,199,584,250	0	—
Other pooled investment vehicles	11	$104,084,561	1	$14,923,585
Other accounts	831	$5,155,526,368	0	—
David J. Schulte
Registered investment companies	11	$8,199,584,250	0	—
Other pooled investment vehicles	11	$104,084,561	1	$14,923,585
Other accounts	831	$5,155,526,368	0	—

Material Conflicts of Interest

Conflicts of interest may arise from the fact that the Adviser and its affiliates carry on substantial investment activities for other clients, in which the Registrant has no interest, some of which may have investment strategies similar to the Registrant. The Adviser or its affiliates may have financial incentives to favor certain of these accounts over the Registrant. For example, the Adviser may have an incentive to allocate potentially more favorable investment opportunities to other funds and clients that pay the Adviser an incentive or performance fee. Performance and incentive fees also create the incentive to allocate potentially riskier, but potentially better performing, investments to such funds and other clients in an effort to increase the incentive fee. The Adviser also may have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund. Any of their proprietary accounts or other customer accounts may compete with the Registrant for specific trades. The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, the Registrant, even though their investment objectives may be the same as, or similar to, the Registrant’s objectives. The Adviser has written allocation policies and procedures designed to address potential conflicts of interest. For instance, when two or more clients advised by the Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by the Adviser in its discretion and in accordance with the clients’ various investment objectives and the Adviser’s procedures. In some cases, this system may adversely affect the price or size of the position the Registrant may obtain or sell. In other cases, the Registrant’s ability to participate in volume transactions may produce better execution for it. When possible, the Adviser combines all of the trade orders into one or more block orders, and each account participates at the average unit or share price obtained in a block order. When block orders are only partially filled, the Adviser considers a number of factors in determining how allocations are made, with the overall goal to allocate in a manner so that accounts are not preferred or disadvantaged over time. The Adviser also has allocation policies for transactions involving private placement securities, which are designed to result in a fair and equitable participation in offerings or sales for each participating client.

The Adviser also serves as investment adviser for six other publicly traded management investment companies, all of which invest in the energy sector.

The Adviser will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ when applied to the Registrant and relevant accounts under management in the context of any particular investment opportunity, the Registrant’s investment activities, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, the Registrant’s fees and expenses will differ from those of the other managed accounts. Accordingly, stockholders should be aware that the Registrant’s future performance and the future performance of the other accounts of the Adviser may vary.

Situations may occur when the Registrant could be disadvantaged because of the investment activities conducted by the Adviser and its affiliates for their other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for the Registrant or the other accounts, thereby limiting the size of the Registrant’s position; (2) the difficulty of liquidating an investment for the Registrant or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in negotiated transactions under the Investment Company Act of 1940.

Under the Investment Company Act of 1940, the Registrant and its affiliated companies may be precluded from co-investing in negotiated private placements of securities. As such, the Registrant will not co-invest with its affiliates in negotiated private placement transactions. The Adviser will observe a policy for allocating negotiated private investment opportunities among its clients that takes into account the amount of each client’s available cash and its investment objectives. These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to the Registrant.

To the extent that the Adviser sources and structures private investments in power or energy infrastructure companies, certain employees of the Adviser may become aware of actions planned by such companies, such as acquisitions, which may not be announced to the public. It is possible that the Registrant could be precluded from investing in or selling securities of an power or energy infrastructure company about which the Adviser has material, non-public information; however, it is the Adviser’s intention to ensure that any material, non-public information available to certain employees of the Adviser is not shared with the employees responsible for the purchase and sale of publicly traded securities or to confirm prior to receipt of any material non-public information that the information will shortly be made public. The Registrant’s investment opportunities also may be limited by affiliations of the Adviser or its affiliates with power and energy infrastructure companies.

The Adviser and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on the Registrant’s behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Adviser that are the same as, different from, or made at a different time than positions taken for the Registrant. Further, the Adviser may at some time in the future, manage additional investment funds with the same investment objective as the Registrant’s.

Compensation

None of Messrs. Birzer, Hamel, Malvey, Matlack or Schulte receives any direct compensation from the Registrant or any other of the managed accounts reflected in the table above. All such accounts are managed by the Adviser. Each of Messrs. Birzer, Hamel, Malvey, Matlack and Schulte has a services agreement with the Adviser and receives a base guaranteed payment from the Adviser for the services he provides. They are also eligible for an annual cash bonus based on the Adviser’s earnings and the satisfaction of certain other conditions. Additional benefits received by Messrs. Birzer, Hamel, Malvey, Matlack and Schulte are normal and customary employee benefits generally available to all salaried employees. Each of Messrs. Birzer, Hamel, Malvey, Matlack and Schulte own an equity interest in Tortoise Holdings, LLC which wholly owns the Adviser, and each thus benefits from increases in the net income of the Adviser.

Securities Owned in the Registrant by Portfolio Managers

The following table provides information about the dollar range of equity securities in the Registrant beneficially owned by each of the portfolio managers as of November 30, 2013:

Aggregate Dollar Range of
Portfolio Manager	Holdings in the Registrant
H. Kevin Birzer	$10,001-$50,000
Zachary A. Hamel	$10,001-$50,000
Kenneth P. Malvey	$10,001-$50,000
Terry Matlack	$100,001-$500,000
David J. Schulte	$10,001-$50,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

				(d)
			(c)	Maximum Number (or
			Total Number of	Approximate Dollar
	(a)		Shares (or Units)	Value) of Shares (or
	Total Number of	(b)	Purchased as Part of	Units) that May Yet
	Shares (or Units)	Average Price Paid	Publicly Announced	Be Purchased Under
Period	Purchased	per Share (or Unit)	Plans or Programs	the Plans or Programs
Month #1	0	0	0	0
6/1/13-6/30/13
Month #2	0	0	0	0
7/1/13-7/31/13
Month #3	0	0	0	0
8/1/13-8/31/13
Month #4	0	0	0	0
9/1/13-9/30/13
Month #5	0	0	0	0
10/1/13-10/31/13
Month #6	0	0	0	0
11/1/13-11/30/13
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s Chief Executive Officer and its Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

(c) Notices to the Registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated September 12, 20111

____________________

1 The Registrant has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common shares as frequently as twelve times each year. This relief is conditioned, in part, on an undertaking by the Registrant to make the disclosures to the holders of the Registrant’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Registrant is likewise obligated to file with the Commission the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise Power and Energy Infrastructure Fund, Inc.

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Executive Officer

Date     January 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Executive Officer

Date January 21, 2014

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Financial Officer

Date     January 21, 2014